Exhibit 10.39(a)

AMENDMENT 1 TO EMB-135 FINANCING

LETTER OF AGREEMENT

This Amendment 1 to EMB-135 Financing Letter of Agreement ("Amendment 1") is dated June __, 2000, and is an agreement among Continental Express, Inc. ("Coex" or [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]), with its principal place of business at 1600 Smith Street, Houston, Texas; Continental Airlines, Inc. ("Continental" or [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]), with its principal place of business at 1600 Smith Street, Houston, Texas; and Embraer-Empresa Brasileira de Aeronautica S.A. ("Embraer"), with its principal place of business at Sao Jose dos Campos, Sao Paulo, Brazil, as it relates to the EMB-135 Financing Letter of Agreement dated March 23, 2000 executed by Coex, Continental and Embraer Letter ("EMB-135 Financing LOA").

WHEREAS, the Parties desire to amend the EMB-135 Financing LOA so as to extend the date for execution of the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for the Aircraft;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. The date of June 30, 2000 contained in Section 7 of the EMB-135 Financing LOA opposite the caption [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] shall be deleted and replaced with the date August 15, 2000.

2. All capitalized terms used herein and not otherwise defined in this Amendment 1 shall have the meaning provided for in the EMB-135 Financing LOA. Furthermore all other terms and conditions contained in the EMB-135 Financing LOA not specifically referred to herein shall remain in full force and effect and in the event of any conflict between the terms of this Amendment 1 and the EMB-135 Financing LOA the terms of this Amendment 1 shall control.

[INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment 1 to be duly executed and delivered by their proper and authorized officers and to be effective as of the day and year first above written.

CONTINENTAL EXPRESS, INC. CONTINENTAL AIRLINES, INC.

By: /s/ Frederick S. Cromer By: /s/ Gerald Laderman

Name: Frederick S. Cromer Name: Gerald Laderman

Title: VP Finance & CFO Title: Senior Vice President - Finance

Witness: /s/ Warren Jones Witness: /s/ James von Atzingen

Name: Warren Jones Name: James von Atzingen

EMBRAER - EMPRESA BRASILEIRA DE

AERONAUTICA S.A

By: /s/ Satoshi Yokota By: /s/ Flavio Rimoli

Name: Satoshi Yokota Name: Flavio Rimoli

Title: Executive Vice President Industrial Title: Director of Contracts

Witness: /s/ Carlos Martins Dutra Witness: /s/ Brasil Ferreira Areco